October 3, 2005

                                 VERACITY FUNDS
                Supplement to the Prospectus dated June 17, 2005


    THE FOLLOWING DISCLOSURE REPLACES THE SECOND PARAGRAPH UNDER THE SUBSECTION "REDEMPTION FEE" ON PAGE 15 OF THE PROSPECTUS:

The redemption fee will not be assessed on the redemption of shares held through certain retirement plans or in the case of redemptions resulting from institutional rebalancing programs and/or asset allocation programs that have been pre-approved by the Fund's Advisor. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Fund may require documentation in connection with these waivers.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that the imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.